EEI Financial Conference November 8-10, 2015 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

3 • Overview • Long-Term Growth Update • Summary

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits ~80% of total earnings ~20% of total earnings

Our system of priorities is fundamental to how we create value for our shareholders 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

Engaged employees focusing on improving our customers’ experiences have led to strong satisfaction results J.D. Power Rank vs. Midwest Peers Note: DTE Energy received the highest numerical score in the Midwest in the proprietary J.D. Power 2015 Gas Utility Business Customer Satisfaction Study SM. Based on 9,243 online interviews ranking 20 Midwest providers. Proprietary study results are based on experiences and perceptions of businesses surveyed 4/14-7/14 and 8/14-12/14. Your experiences may vary. Visit jdpower.com Residential Electric Residential Gas DTE Business Electric Business Gas 6 DTE DTE DTE

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with > 300,000 customers; excluding production expense 2008 to 2014 Change in O&M Costs 83% DTE -3% Avg. 28% 80% DTE <1% Avg. 22% Electric Industry Peers* Gas Industry Peers** DTE has consistently ranked in the top of the peer group in cost control 7

Our 2015 operating EPS* guidance and 2016 early outlook midpoints provide solid growth 8 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Operating EPS Dividend Actuals Forecast $4.78 $4.69 5.8% increase $2.92 2015 Operating EPS Guidance Midpoint Total DTE Energy $4.78 Growth segments $4.69 $4.93 2016 Operating EPS Early Outlook Midpoint $4.93

DTE has consistently delivered total shareholder return above the peer average Source: Bloomberg (as of 9/30/15) 9 Total Shareholder Return 50% • Total return in top quartile of S&P 500 Utilities for 3, 5 and 10 years 3-YR 114% 177% 10-YR 5-YR S&P 500 Utilities DTE Energy 37% 75% 113% Top quartile

DTE Operating Earnings Growth Share Issuance Contingency DTE Operating EPS* Growth Non-Utilities 7% - 8% 5% - 6% * Reconciliation to GAAP reported earnings included in the appendix Strong growth opportunities coupled with contingency planning gives us confidence in our ability to deliver 5% to 6% operating EPS growth going forward 10 Non-Utilities Utilities Utilities

11 • Overview • Long-Term Growth Update • Summary

We will invest ~$13 billion in capital projects to drive growth through 2020 12 (billions) ~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 12 ~$11.5 2015 – 2019 Previous Plan P&I GSP Gas Electric

The EPA’s Clean Power Plan has set forth significant carbon reduction goals which will transform the electric industry The most transformational policy in the history of the electric industry Will cut CO2 emissions by 32% by 2030, compared to 2005 Initial compliance plans to be submitted by September 2016; final plans by September 2018 Initial compliance to begin 2022 with full compliance in 2030 13

Our generation mix shifts from coal to natural gas and renewables as we address the EPA's Clean Power Plan

DTE Energy


DTE Electric Capacity
(GW)
~12.3
~2.2
~1.2
~2.2
~6.7
2015
(~3.5)
Coal Retirements
~3.3 - 4.5
Gas / Renewables Additions
~12 - 13
~15%
15%-30%
30%-45%
~25%
2030 Scenario
Nuclear / Other
Renewables
Gas
Coal

Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies

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Lansing leaders are working toward constructive energy policy reform to enable this transformation 15 Clean 1 2 Reliable 4 Affordable 3 Flexible Governor Rick Snyder Valerie Brader Executive Director for the Michigan Agency for Energy Senator Mike Nofs Energy and Technology Committee Chair Representative Aric Nesbitt Energy Policy Committee Chair John Quackenbush MPSC Chair

Work is underway to finalize energy legislation 16 • House and Senate closely aligned • Key elements focus on: Retail open access and capacity requirements  Integrated resource planning Renewable energy and energy efficiency Oct/Nov Nov/Dec December Revisions of committee proposals Vote on proposals Governor’s signature of bill Potential timing

Electric generation and infrastructure renewal will significantly increase investment in the decade ahead 32% DTE Electric Total Investment ~$8.2 ~$9.7 2016-2020 2021-2025 ~$7.1 2011-2015 New generation (billions) Distribution infrastructure 17 Maintenance and other projects

We enter this period of heavy investment with sharp declines in business rates 18 15%* Large Industrial Customers 9%* Commercial Customers • $600 million of surcharge reductions in 2014 and 2015 • Business cost of service rates implemented in 2015 • These reductions are after $230 million July self- implementation • Additional rate reductions in January 2016 with $100 million PSCR** reduction * Average rate reduction from 2013 through 2015 self-implementation ** Power Supply Cost Recovery

Investment in our gas utility will increase significantly over the next 5 years 19 2011-2015 2016-2020 ~$1.1 ~$1.6 DTE Gas Total Investment (billions) Base infrastructure Infrastructure renewal NEXUS related

The DTE Gas system will be expanded to support the proposed NEXUS interconnection • $200 million of NEXUS related investment at DTE Gas through 2017 • Spend primarily for additional compression • Supported by long-term transport agreement with NEXUS DTE Gas service area NEXUS DTE Gas 20

Expanding main replacement to 160 miles per year would cut the planned renewal timeline in half

DTE Energy


Current Gas Renewal Plan
(50 years)
~$80
~80 miles
Investment
(millions)
Miles
Proposed Gas Renewal Plan
(25 years)
~$130
~160 miles
Investment*
(millions)
Miles

- Main replacement application filed with MPSC in November 2014
- Plan cuts renewal timeline in half, from 50 years to 25 years
- Recent Proposal for Decision supports expanded plan
- Order expected 4Q 2015

* Consists of main replacement (~$99m), meter move-out (~$23m) and pipeline integrity (~$8m)

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Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms 22 Proposed NEXUS Pipeline Michigan Gathering DTE Gas DTE Storage Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System

NEXUS project is nearing next major milestone with FERC filing later this year 23 Right of way, field work, design, planning • 50% ownership with Spectra Energy • 1.5 Bcf/d pipeline • ~250 miles of pipe • DTE expected investment of $1 billion 2014 2015 2016 2017 2018 Construction Commercial operation Contracted for pipe In-service 4Q17 EPCM* executed * Engineering, procurement, construction and project management contract FERC pre-filing FERC filing 4Q15 Completed

2014A 2015E 2016E 2017E 2018E 2019E 2020E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) ~$170 $85 $45 $15 $25 ** Includes NEXUS at 50% ownership $82 $95 - $100 (millions) 10% - 15% CAGR $2.0 - $2.6 billion investment 2016-2020 24 Gas Storage & Pipelines is targeting operating earnings* of $170 million by 2020 $102 - $110

Power & Industrial Projects (P&I) operates within three distinct business lines DTW Airport, Michigan Gallia Fuels Project, Ohio Mt. Poso Waste Wood Project, California • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Wood-fired power plants • Landfill gas to energy projects • Projects reduce emissions from coal- fired plants • Utility contracted Industrial Energy Services Renewable Energy Reduced Emissions Fuel (REF) 25

P&I serves its customers from 69 sites in 17 states 26 Industrial Energy Services Renewable Energy Reduced Emissions Fuel

P&I’s new project growth will offset reduced emissions fuel expirations in 2020 2014A 2015E 2016E 2017E 2018E 2019E 2020E ~$105 $30 $50 $60 ($65) $30 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 $600 - $900 million investment 2016-2020 * Reconciliation to GAAP reported earnings included in the appendix $95 - $100 (millions) 27 $95 - $105 Operating Earnings*

28 • Overview • Long-Term Growth Update • Summary

• Proven track record of premium returns • Targeting 5% to 6% operating EPS* growth and parallel dividend growth – Our 2016 early outlook midpoint of $4.93 EPS* represents 7% growth from original 2015 guidance midpoint – This year we increased our annual dividend 16 cents to $2.92 per share, a 5.8% increase • Constructive outcomes expected in both Michigan’s energy policy reform and DTE’s regulatory filings • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward 29 * Reconciliation to GAAP reported earnings included in the appendix Summary 29

Detroit is in the midst of a revitalization 30 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

We are confident our growth plan will deliver value to our shareholders 32 ** Compared to S&P 500 utilities. Source: Bloomberg 2015 operating EPS Guidance midpoint $4.78 total DTE $4.69 growth segments 2016 operating EPS early outlook midpoint $4.93 Providing 5% - 6% growth Significant capital investment in the next 5 to 10 years... ...and investment need exceeds our plan * Reconciliation to GAAP reported earnings included in the appendix 87% 77% 80% 80% 87% 2010 2011 2012 2013 2014 History of growth DTE 3 YR total shareholder return percentile ranking** $3.64 $3.75 $3.94 $4.09 $4.60 Operating EPS* 6% CAGR Plan for success

We are reaffirming our 2015 operating EPS* guidance and 2016 early outlook (millions, except EPS) 33 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2015 Guidance 2016 Early Outlook 3Q 2015 YTD DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 95 - 100 95 - 100 (50) - (46) $822 - $858 $4.59 - $4.79 $10 - $20 $832 - $878 179 $4.65 - $4.91 $588 - $604 135 - 141 102 - 110 95 - 105 (50) - (46) $870 - $914 $4.80 - $5.05 $0 $870 - $914 181 $4.80 - $5.05 $461 93 79 83 (47) $669 $3.73 $14 $683 179 $3.81  

We recently revised our 2015 cash flow and capital expenditures guidance 34 * Includes impact of ~$200 million of equity issued for employee benefit programs (billions) (millions) ** Includes Main renewal / Meter Move-out / Pipeline Integrity Cash Flow Summary Capital Expenditures Summary Prior Guidance Revised Guidance Cash From Operations* $1.7 $1.8 Capital Spending (2.6) (2.5) Free Cash Flow ($0.9) ($0.7) Asset Sales & Other $0.1 $0.1 Dividends (0.5) (0.5) Net Cash ($1.3) ($1.1) Debt Financing: Issuances $1.6 $1.4 Redemptions (0.3) (0.3) Change in Debt $1.3 $1.1 Prior Guidance Revised Guidance DTE Electric Operational $1,270 $1,270 Environmental 100 100 New Generation 450 450 $1,820 $1,820 DTE Gas Operational $200 $200 Main Replacement** 80 80 $280 $280 Non-Utility $400 - $500 $350 Total $2,500 - $2,600 $2,450

A strong balance sheet remains a key priority and supports our growth 35 * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity ** FFO (Funds from Operations) is calculated using operating earnings 25% 21% 2014 2015E 2016-2018E 51% 52% 2014 2015E 2016-2018E Leverage* FFO** / Debt* Target 50% - 53% Target 20% - 22% • Completed 2015 equity issuances of $200 million ‒ Targeting ~$800 million of equity issuances next 3 years ‒ DTE Gas issued $165 million of long-term debt in 3Q15 • $1.8 billion of available liquidity as of September 30, 2015 • Consistently maintain strong balance sheet metrics

Michigan’s economy continues to improve 36 Source: IHS 8.5% 7.1% 5.5% 5.4% 5.3% 2013 2014 2015E 2016E 2017E 15.1 15.8 17.6 19.7 21.9 2013 2014 2015E 2016E 2017E Unemployment Rate Housing Start Ups (000s) Detroit Metro #8 in number of new or expansion projects* Lowest Michigan unemployment since 2001 #7 most competitive state for job creation* Michigan has most new manufacturing jobs since 2009** $410 $417 $426 $434 $443 2013 2014 2015E 2016E 2017E Gross State Product (billions) #6 best state to make a living in 2015*** * Source: Site Selection magazine ** Source: State of Michigan website *** Source: Forbes

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Norm Saari Commissioner Appointed: 8/2/15 Term Ends: 7/2/21 Source: State of Michigan website - www.michigan.gov/ • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 TBD 37

DTE regulatory filing timeline DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016 • Business cost of service rates implemented 3Q15 • Self implement general rates 3Q15 • Final rate order 4Q15 • Expect rate case filing 1H16 • IRM review and ruling 4Q15 • Begin expanded IRM 1Q16 • Expect rate case late 2015 or early 2016 38 2015+ 2014

Coal retirements will commence in the 5 year window and then accelerate after 2020 32% 2015 2016 - 2020 2021 - 2025 ~1,825 MW ~125 MW ~550 MW 2026 - 2030 ~1,000 MW DTE Coal Retirement Timeline (Scenario*) * Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies 39 Total Retirements ~3,500 MW

DTE Electric plans $8.2 billion of investments over the next 5 years 2015E 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total ~$14.5B ~$19.4B YE Rate Base** ~$663M ~$888M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital $1,200 $8,200 (millions) $3,800 $3,200 $1,820 $1,500 $1,500 $1,700 $1,700 $1,800 40

DTE Gas plans $1.6 billion of investments over the next 5 years 2015E 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Infrastructure renewal* NEXUS related $1,600 $200 $650 $750 ~$3.3B ~$4.5B - $4.6B YE Rate Base** ~$102M ~$136M Depreciation ** Includes working capital (millions) $280 $410 $380 $270 $270 $270 41 * Includes main renewal, meter move-out and pipeline integrity

Gas Storage & Pipelines operates projects within 3 asset platforms • Bluestone Pipeline • Millennium Pipeline • Vector Pipeline • Proposed NEXUS Pipeline • Bluestone Gathering • Michigan Gathering • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Pipeline Platform Gathering Platform Storage Platform 42

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Expansion #1 0.2+ 4Q 2017 Total Planned Capacity ~1.0 Bluestone Pipeline (bi-directional)* 0.9 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 4Q 2017 * Includes 0.2 Bcf/d expansion completed in 2014 and 0.1 Bcf/d expansion completed in 2015 ** Expiring capacity fully recontracted through Q4 2014 open season process 43

Third Quarter 2015 and September YTD Reconciliation of Reported to Operating Earnings 44 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 3Q'15 3Q'14 YTD '15 YTD '14 3Q'15 3Q'14 YTD '15 YTD '14 DTE Energy Reported Earnings 265$ 156$ 647$ 606$ 1.47$ 0.88$ 3.61$ 3.42$ DTE Electric 2011/2012 PSCR* disallowance 12 0.07 DTE Gas Gas Storage & Pipelines Power & Industrial Projects Contract termination 10 0.05 Corporate & Other NY state tax law change 8 0.04 Energy Trading Natural gas pipeline refund (10) (0.06) Certain mark to market adjustments (13) 25 24 (5) (0.07) 0.14 0.14 (0.02) DTE Energy Operating Earnings 252$ 181$ 683$ 609$ 1.40$ 1.02$ 3.81$ 3.44$ Net Income (millions) EPS * Power Supply Cost Recovery

2009 – 2014 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)						EPS					
	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4						0.02					
Settlement with Detroit Thermal		(3)						(0.02)				
Fermi 1 asset retirement obligation			9						0.05			
DTE Gas												
Performance excellence process		(20)						(0.12)				
Gas Storage & Pipelines												
Power & Industrial Projects												
Chrysler bad debt	1						0.01					
General Motors bad debt	3						0.02					
Coke oven gas settlement				7						0.04		
Chicago Fuels terminal sale				2						0.01		
Pet coke mill impairment				1						0.01		
Asset impairment					4						0.02	
Energy Trading												
Certain mark-to-market transactions					55	(102)					0.31	(0.57)
Corporate & Other												
Antrim hedge	3						0.01					
Michigan corporate income tax adj.			(87)						(0.50)			
Investment impairment						5						0.03
NY state tax law change						8						0.04
Unconventional Gas												
Discontinued operations	6	8	3	56			0.03	0.04	0.02	0.33		
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

45

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 46